UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

900, 520 - 3 Avenue SW
Calgary, Alberta Canada T2P 0R3

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2017, Gran Tierra Energy Inc. (the “Company”), Gran Tierra Energy International Holdings Ltd. (an indirect wholly-owned subsidiary of the Company), as borrower, the Bank of Nova Scotia, as administrative agent, and the lenders party thereto entered into the Eighth Amendment to the Credit Agreement (the “Eighth Amendment”). The Eighth Amendment amends the Credit Agreement, dated as of September 18, 2015, by and among the Company, Gran Tierra Energy International Holdings Ltd., the Bank of Nova Scotia, and the lenders party thereto (as subsequently amended under the First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Amendments to the Credit Agreement, the “Credit Agreement”). The Eighth Amendment is effective as of September 18, 2017 and, among other things, (i) extends the revolving credit maturity date from September 18, 2018 to October 1, 2018, and (ii) excludes certain subsidiaries of the Company which were acquired by the Company in an acquisition that closed on August 23, 2016 from certain of the covenants, representations and warranties and events of default in the Credit Agreement in order to facilitate the reorganization and windup of those subsidiaries and the transfer of assets of such subsidiaries to other subsidiaries of the Company.

From time to time, the agents, arrangers, book runners and lenders under the Credit Agreement and their affiliates have provided, and may provide in the future, investment banking, commercial lending, hedging and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the Eighth Amendment is not complete and is qualified by reference to the full text of the Eighth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Eighth Amendment to Credit Agreement, dated September 18, 2017 and effective as of September 18, 2017, by and among Gran Tierra Energy International Holdings Ltd., Gran Tierra Energy Inc., The Bank of Nova Scotia, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2017	GRAN TIERRA ENERGY INC.

By: /s/ Ryan Ellson
Name: Ryan Ellson
Title: Chief Financial Officer